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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 12, 2002




                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

Delaware                              1-00041        94-3019135
(State or other jurisdiction of   (Commission File   (IRS Employer
Incorporation)                        Number)       Identification No.)


5918 STONERIDGE MALL ROAD
PLEASANTON, CALIFORNIA                                94588-3229
(Address of principal executive                       (Zip Code)
offices)


       Registrant's telephone number, including area code: (925) 467-3000



                               N/A
               ------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.           Other Events

         On June 12, 2002, Safeway Inc. ("Safeway" or the "Company") issued a press release and held a webcast Second Quarter Guidance Conference Call. The press release is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.

         During the Conference Call, Steve Burd, Safeway's Chairman, President and CEO, stated that the Company's same store sales estimate for the second quarter of 2002 is in the range of negative 1.1%. In addition, he provided earnings guidance for the third quarter of 2002 of $0.60 to $0.62 per share and for the fourth quarter of 2002 of $0.86 to $0.88 per share.

         This Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, same store sales, earnings estimates, capital expenditures, operating improvements, cost reductions, gross margin improvements, cash flow, shrink reduction efforts, centralization of operations, one-time charges, debt reductions, share repurchases and are indicated by words or phrases such as "comfortable," "continuing," "on-going," "expects," "plans," and similar words or phases. These statements are based on Safeway's current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, including general business and economic conditions, competitive factors, results of our programs to reduce costs, increase sales and improve capital management, achieve operating improvements in companies that we acquire, labor costs, unanticipated events or changes in future operating results, financial condition or business over time, or unfavorable legislative, regulatory or judicial developments, that could cause actual events and results to vary significantly from those included in or contemplated by such statements. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so. Please refer to Safeway's other reports and filings with the Securities and Exchange Commission for a further discussion of these risks and uncertainties.

Item 7.           Financial Statements and Exhibits


Exhibit
Number            Description
------            -----------


99                Press Release dated June 12, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFEWAY INC.


Date:    June 12, 2002                 By:  /s/ Robert A. Gordon
                                            Name: Robert A. Gordon
                                            Title:Senior Vice President and
                                                  General Counsel